EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

Latest Breakthrough Encouraging for Low-Cost High-Speed Commercial Production of SolarWindow™, Worldwide

Columbia, MD – June 8, 2015 – SolarWindow Technologies, Inc. (OTCQB: WNDW), developer of transparent liquid coatings that generate electricity on glass windows, today announced new research outcomes favorable to low-cost high-speed production in diverse geographic locations where altitude, air-pressure, and humidity can otherwise effect chemistry and manufacturing.

By addressing chemistry-related manufacturing issues at different altitudes, SolarWindow™ products could be commercially produced at industrial centers as diverse as the sea-level Khalifa Industrial Zone in Abu Dhabi, 600 feet higher alongside glass producers in Illinois, or even at 7,000 feet above sea level with glass factories in Mexico.

“Our commercial strategy includes licensing and partnering our technology with glass manufacturers, globally. While we’ve worked hard to set records for power production and size, it’s now time to focus on important steps to position us beyond the United States and in the broadest possible geographic footprint,” explained Mr. John A. Conklin, President and CEO of SolarWindow Technologies, Inc.

Already, SolarWindow™ technology boasts the industry’s fastest published calculated return of under one-year when modeled for installation on a 50-story building. The prospect of low production costs in different geographies could further boost the Company’s future commercialization and licensing platforms.

“Looking ahead, our goals are high product performance, manufacturing and installation, and commercial roll-out. Naturally, we want to produce and commercially partner our SolarWindow™ products in virtually any geography. Moreover, our approach to open-air production at high speeds is one that traditional solar producers simply cannot keep up with.”

The physical location of industrial plants and their surrounding air pressure and humidity, altitude, and other environmental factors determine the behavior, flow, stability, and performance of chemical coatings.

Unable to commercially operate in open-air environments, conventional solar-PV producers have largely made use of specially designed equipment for controlling air pressure and temperature as a work-around to the behavior of chemistry. Consequently, their production can be cumbersome and expensive.

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“With our efforts sharply focused on the commercialization of SolarWindow™, we anticipate increased activity in all facets of making our first-of-its-kind technology manufacture-ready, easy to install, and with warranty periods that meet industry standards,” stated Mr. Conklin.

Recently, the Company announced encouraging durability test results and advancing efforts to meet and exceed 25-year commercial warranty standards for SolarWindow™ coatings and their associated sealants.

For ease of installation in new and retrofit applications on skyscrapers and tall towers, Company engineers unveiled plans for an easy power connection system last month. The first-ever system would allow glaziers and electricians to collect electricity from SolarWindow™ modules by connecting building wires anywhere along the entire edge of the glass inside the window frame. Previously, electricity generated on SolarWindow™ modules was collected at individual, hard-wired points on the glass.

In addition to reducing costs, ease of electrical installation will be important to window fabricators, glass installers (i.e., glaziers), electricians, and maintenance personnel.

For future manufacturing of SolarWindow™ products, today’s discovery supports the application of the Company’s organic liquid coatings at room temperature or ‘ambient’ conditions. This is especially important since high-power SolarWindow™ modules are produced when commercially available glass is coated with the Company’s see-through, electricity-generating liquids.

“Having achieved a compelling financial model and significant strides with manufacturability and product performance, the upcoming calendar quarter will provide our supporters and stakeholders with important insights into our commercialization pathway and timing. These are very exciting times for all of us at SolarWindow,” concluded Mr. Conklin.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation electricity-generating SolarWindow™ coatings.

SolarWindow™ coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

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The Company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.solarwindow.com.

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For media inquiries, please contact Jerry Schranz at Solarwindow@antennagroup.com, or visit our Media Relations page for additional contact information: http://solarwindow.com/media/media-relations/.

For answers to frequently asked questions, please visit our FAQs page: http://solarwindow.com/investors/faqs/.

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the Company, SolarWindow™ technology development, and other corporate matters that are in the public domain. At this time, the Company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the Company to review the information we post on the Company’s website and the social media channels listed below:

•	Facebook
•	Twitter

*This list may be updated from time to time.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “Company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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